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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) MARCH 5, 2001
                                                          -------------

                                NRG ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          000-25569                                        41-1724239
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  (Commission File Number)                     (IRS Employer Identification No.)


   901 MARQUETTE AVENUE, SUITE 2300                       MINNEAPOLIS, MN 55402
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(Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENT


Attached as Exhibit 99.1 are the audited financial statements of NRG Energy, Inc. and its subsidiaries for the year ended December 31, 2000.



Item 7. Exhibits.

        The following exhibits are filed with this report on Form 8-K:

Exhibit No.           Description
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23.1                  Consent of Independent Accountants

99.1                  Report of Independent Accountants
                      Consolidated Statement of Income
                      Consolidated Statement of Cash Flows
                      Consolidated Balance Sheet
                      Consolidated Statement of Stockholders' Equity Notes to Consolidated Financial Statements



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NRG Energy, Inc.
                                       (Registrant)



                                       By  /s/   Leonard A. Bluhm
                                           -------------------------------------
                                           Leonard A. Bluhm
                                           Executive Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)



Dated:  March 5, 2001